UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2018, the Board adopted an important governance enhancement by empowering long-term stockholders to propose changes to the Amended and Restated Bylaws of the Company (the “Bylaws”) directly for approval by the Company’s stockholders. The power to amend the Bylaws had previously been reserved solely to the Board, as permitted by Maryland law. This change represents part of the Board’s ongoing focus on governance best practices and took into account input from some of the Company’s largest stockholders.

The Amended Article XIII of the Bylaws now permits stockholders to amend the Bylaws by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company pursuant to a proposal submitted for approval at a duly called annual meeting or special meeting of stockholders by a stockholder, or group of up to 20 stockholders, owning 1% or more of the Company’s outstanding shares of voting stock continuously for at least 1 year (the “Ownership Threshold”). A stockholder proposal submitted under the amended Article XIII may not, without the approval of the Board, alter or repeal (i) Article XI of the Bylaws, which provides for indemnification of directors and officers of the Company or (ii) Article XIII of the Bylaws, which addresses procedures for amendment of the Bylaws.

The Board believes the Ownership Threshold broadly enables stockholders who own a meaningful stake in the Company for more than a brief period of time to propose binding amendments to the Company’s Bylaws.

The foregoing summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

3.1	The Amended and Restated Bylaws of The Macerich Company, dated May 17, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY (Registrant)

Date: May 23, 2018	By:	/s/ Ann C. Menard
Ann C. Menard
Executive Vice President,
Chief Legal Officer and Secretary

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